Exhibit 10.6

ELEVENTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT

This Eleventh Amendment to Master Repurchase and Securities Contract Agreement (this “Amendment”), dated as of January 26, 2023, is by and between MORGAN STANLEY BANK, N.A., a national banking association (together with its successors and assigns, “Buyer”) and CMTG MS FINANCE LLC, a Delaware limited liability company (“Seller”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of January 26, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 26, 2018, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 13, 2019, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of November 1, 2019, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 3, 2020, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 21, 2020, as further amended by that c ertain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 17, 2020, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 10, 2020, as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 29, 2021, as further amended by that certain Ninth Amendment to Master Repurchase and Securities Contract Agreement, dated as of September 9, 2021, as further amended by that certain Tenth Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 25, 2022 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”); and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.
Amendment of Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(i)
“Facility Termination Date” shall mean January 26, 2024, as the same may be extended in accordance with Section 9(a) of this Agreement.

(b) Section 9(a) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Extension of Facility Termination Date. At the request of Seller delivered to Buyer no earlier than ninety (90) days and no later than thirty (30) days before January 26, 2024, Seller has one (1) option to request an extension of the then current Facility Termination Date to January 26, 2025, such request may be approved or denied in Buyer’s sole discretion, and in any case shall be approved only if (x) no Default, Event of Default or Margin Deficit shall exist on the date of Seller’s request to extend or on the then current Facility Termination Date, (y) all representations and warranties in this Agreement shall be true, correct, complete and accurate in all respects as of the then current Facility Termination Date (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer), and (z) on or before the then current Facility Termination Date, Seller shall have paid the Extension Fee to Buyer.”

2.
Seller Representations. Seller hereby represents and warrants that:

(a)
no Material Adverse Effect, Margin Deficit, Event of Default or, to Seller’s Knowledge, Default has occurred and is continuing as of the date hereof, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment;

(b)
all representations and warranties in the Master Repurchase Agreement are true, correct, complete and accurate in all respects as of the date hereof (except as may be set forth in any Exceptions Report); and

(c)
(i) no amendments have been made to the organizational documents of Seller since January 26, 2017, and (ii) Seller has authority to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

3.
Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a)
Amendment. This Amendment, duly executed and delivered by Seller and Buyer.

(b)
Fees. Payment by Seller of (i) the Extension Fee and (ii) the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

(c)
Officer’s Certificate. A signed Officer’s Certificate of Seller certifying: (i) that no amendments have been made to the organizational documents of Seller, Pledgor and Guarantor since January 26, 2017, unless otherwise stated therein; and (ii) the authority of Seller, Pledgor and Guarantor to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

(d)
Good Standing. Certificates of existence and good standing and/or qualification to engage in business for the Seller, Pledgor and Guarantor.

4.
Continuing Effect; Reaffirmation of Guaranty. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect. In addition, the Guaranty and the Pledge and Security Agreement are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each of Guarantor and Pledgor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. This Amendment shall be deemed a “Transaction Document” for all purposes under the Master Repurchase Agreement.

5.
Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

6.
Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

7.
Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

8.
Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement.

9.
Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10.
References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

11.
No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Master Repurchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement or any other Transaction Document by any of the parties hereto.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

MORGAN STANLEY BANK, N.A., a national

banking association

By:

Name: Bill Bowman

Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

SELLER:

CMTG MS FINANCE LLC, a Delaware limited liability company

By:

Name: Priyanka Garg

Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Acknowledged and Agreed:

PLEDGOR:

CMTG MS FINANCE HOLDCO LLC, a

Delaware limited liability company

By:

Name: Priyanka Garg

Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

The undersigned hereby acknowledges the execution of this Amendment and agrees that the Guaranty is hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or modified by this Amendment. In addition, the undersigned reaffirms its obligations under the Guaranty and agrees that its obligations under the Guaranty shall remain in full force and effect.

GUARANTOR:

CLAROS MORTGAGE TRUST, INC., a Maryland

corporation

By:

Name: Priyanka Garg

Title: Authorized Signatory